                                                                    EXHIBIT 4.2


      THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, EXCHANGED, HYPOTHECATED OR TRANSFERRED IN ANY MANNER EXCEPT IN COMPLIANCE WITH
      SECTION 1 OF THE AGREEMENT PURSUANT TO WHICH THEY WERE ISSUED.

                                               Warrant Certificate No. _______


      STANDBY UNDERWRITER'S WARRANT TO PURCHASE 10,000 UNITS, EACH UNIT CONSISTING OF ONE COMMON SHARE AND TWO WARRANTS EACH EXERCISABLE TO PURCHASE ONE COMMON SHARE

                              VOID AFTER 5:00 P.M.,
                      PACIFIC TIME, ON _____________, 2000


                            NAM TAI ELECTRONICS, INC.


      This certifies that, for value received, Freshman, Marantz, Orlanski, Cooper & Klein, a law corporation, the registered holder hereof or assigns (the "Warrantholder"), is entitled to purchase from NAM TAI ELECTRONICS, INC. (the "Company"), at any time during the period commencing at 9:00 a.m., Pacific Time, on _________ ___, 1998, and before 5:00 p.m., Pacific Time, on _____________ __,
2000, at the purchase price per Unit of $______ (the "Warrant Price"), the number of Units of the Company set forth above (the "Units"). The number of Common Shares of the Company included in the Units purchasable upon exercise of each Warrant evidenced hereby shall be subject to adjustment from time to time as set forth in the Standby Underwriter's Warrant Agreement referred to below.

      The Warrants evidenced hereby may be exercised in whole or in part by presentation of this Warrant Certificate with the Purchase Form attached hereto duly executed (with a signature guarantee as provided thereon) and simultaneous payment of the Warrant Price at the principal office of the Company. Payment of such price shall be made at the option of the Warrantholder in cash or by check.

      The Warrants evidenced hereby represent the right to purchase an aggregate of up to 10,000 Units and are issued under and in accordance with a Standby Underwriter's Warrant Agreement, dated as of ____________ ___, 1997 (the "Standby Underwriter's Warrant Agreement"), between the Company and Freshman, Marantz, Orlanski, Cooper & Klein, a law corporation, and are subject to the terms and provisions contained in the Standby Underwriter's Warrant Agreement, to all of which the Warrantholder by acceptance hereof consents.

      Upon any partial exercise of the Warrants evidenced hereby, there shall be signed and issued to the Warrantholder a new Warrant Certificate in respect of the Units as to which the Warrants evidenced hereby shall not have been exercised. These Warrants may be exchanged at the office of the Company by surrender of this Warrant Certificate properly endorsed for one or more new Warrants of the same aggregate number of Units as here evidenced by the Warrant or Warrants exchanged. No fractional Shares will be issued upon the exercise of rights to purchase the Units hereunder, but the Company shall pay the cash value of any fraction upon the exercise of one or more Warrants. These Warrants are transferable at the office of the Company in the manner and subject to the limitations set forth in the Standby Underwriter's Warrant Agreement.


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Troop Meisinger Steuber & Pasich, llp

      This Warrant Certificate does not entitle any Warrantholder to any of the rights of a stockholder of the Company.

                                       NAM TAI ELECTRONICS, INC.


                                       By__________________________________
Dated:__________ ___, 1997                  M.K. Koo,
                                            President


ATTEST:                 [Seal]


---------------------------------
Secretary


-------------------------------------
Troop Meisinger Steuber & Pasich, llp

                           NAM TAI ELECTRONICS, INC.
                                 PURCHASE FORM

NAM TAI ELECTRONICS, INC.
999 West Hastings Street, Suite 530
Vancouver, B.C. Canada V6C 2W2


      The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant Certificate for, and to purchase thereunder, ____________ Units (the "Units") provided for therein, and requests that certificates for the Units be issued in the name of:

                  --------------------------------------------------------------
                  (Please Print or Type Name, Address and Social Security Number

                  --------------------------------------------------------------

                  --------------------------------------------------------------

and, if said number of Units shall not be all the Units purchasable hereunder, that a new Warrant Certificate for the balance of the Units purchasable under the within Warrant Certificate be registered in the name of the undersigned Warrantholder or his Assignee as below indicated and delivered to the address stated below.

Dated: _______________________

Name of Warrantholder
or Assignee:_____________________________________________
                  (Please Print)

Address:_________________________________________________

        _________________________________________________

Signature:____________________________________

Note: The above signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever, unless these Warrants have been assigned.

Signature Guaranteed:______________________

(Signature must be guaranteed by a bank or trust company having an office or correspondent in the United States or by a member firm of a registered securities exchange or the National Association of Securities Dealers, Inc.)


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Troop Meisinger Steuber & Pasich, llp

                                   ASSIGNMENT
                 (To be signed only upon assignment of Warrants)

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

                   (Name and Address of Assignee Must Be Printed or Typewritten)

                   -------------------------------------------

                   -------------------------------------------

                   -------------------------------------------

the within Warrants, hereby irrevocably constituting and appointing ____________________ Attorney to transfer said Warrants on the books of the Company, with all power of substitution in the premises.


Dated:_______________   ________________________________________________________
                        Signature of Registered Holder

Note: The signature on this assignment must correspond with the name as it appears upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatever.

Signature Guaranteed:____________________________

(Signature must be guaranteed by a bank or trust company having an office or correspondent in the United States or by a member firm of a registered securities exchange or the National Association of Securities Dealers, Inc.)


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Troop Meisinger Steuber & Pasich, llp

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, EXCHANGED, HYPOTHECATED OR TRANSFERRED IN ANY MANNER EXCEPT IN COMPLIANCE WITH
      SECTION 1 OF THE AGREEMENT PURSUANT TO WHICH THEY WERE ISSUED.

                                               Warrant Certificate No. _______


      STANDBY UNDERWRITER'S WARRANT TO PURCHASE 120,000 UNITS, EACH UNIT CONSISTING OF ONE COMMON SHARE AND TWO WARRANTS EACH EXERCISABLE TO PURCHASE ONE COMMON SHARE

                            VOID AFTER 5:00 P.M.,
                      PACIFIC TIME, ON _________ __, 2000


                           NAM TAI ELECTRONICS, INC.


      This certifies that, for value received, Joseph Charles & Associates, Inc., the registered holder hereof or assigns (the "Warrantholder"), is entitled to purchase from NAM TAI ELECTRONICS, INC. (the "Company"), at any time during the period commencing at 9:00 a.m., Pacific Time, on _________ __, 1998, and before 5:00 p.m., Pacific Time, on ________ __, 2000, at the purchase price per Unit of $______(the "Warrant Price"), the number of Units of the Company set forth above (the "Units"). The number of Common Shares of the Company included in the Units purchasable upon exercise of each Warrant evidenced hereby shall be subject to adjustment from time to time as set forth in the Standby Underwriter's Warrant Agreement referred to below.

      The Warrants evidenced hereby may be exercised in whole or in part by presentation of this Warrant Certificate with the Purchase Form attached hereto duly executed (with a signature guarantee as provided thereon) and simultaneous payment of the Warrant Price at the principal office of the Company. Payment of such price shall be made at the option of the Warrantholder in cash or by check.

      The Warrants evidenced hereby represent the right to purchase an aggregate of up to 120,000 Units and are issued under and in accordance with a Standby Underwriter's Warrant Agreement, dated as of _______ __, 1997, (the "Standby Underwriter's Warrant Agreement") between the Company and Joseph Charles & Associates, Inc., and are subject to the terms and provisions contained in the Standby Underwriter's Warrant Agreement, to all of which the Warrantholder by acceptance hereof consents.

      Upon any partial exercise of the Warrants evidenced hereby, there shall be signed and issued to the Warrantholder a new Warrant Certificate in respect of the Units as to which the Warrants evidenced hereby shall not have been exercised. These Warrants may be exchanged at the office of the Company by surrender of this Warrant Certificate properly endorsed for one or more new Warrants of the same aggregate number of Units as here evidenced by the Warrant or Warrants exchanged. No fractional Shares will be issued upon the exercise of rights to purchase the Units hereunder, but the Company shall pay the cash value of any fraction upon the exercise of one or more Warrants. These Warrants are transferable at the office of the Company in the manner and subject to the limitations set forth in the Standby Underwriter's Warrant Agreement.


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Troop Meisinger Steuber & Pasich, llp

      This Warrant Certificate does not entitle any Warrantholder to any of the rights of a stockholder of the Company.

                                       NAM TAI ELECTRONICS, INC.


                                       By__________________________________
Dated:_______  __, 1997                      M.K. Koo,
                                             President


ATTEST:                 [Seal]


---------------------------------
Secretary


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Troop Meisinger Steuber & Pasich, llp

                            NAM TAI ELECTRONICS, INC.
                                  PURCHASE FORM

NAM TAI ELECTRONICS, INC.
999 West Hastings Street
Suite 530
Vancouver, B.C. Canada V6C 2W2


      The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant Certificate for, and to purchase thereunder, ____________ Units (the "Units") provided for therein, and requests that certificates for the Units be issued in the name of:

                  --------------------------------------------------------------
                  (Please Print or Type Name, Address and Social Security Number

                  --------------------------------------------------------------

                  --------------------------------------------------------------

and, if said number of Units shall not be all the Units purchasable hereunder, that a new Warrant Certificate for the balance of the Units purchasable under the within Warrant Certificate be registered in the name of the undersigned Warrantholder or his Assignee as below indicated and delivered to the address stated below.

Dated: _______________________

Name of Warrantholder
or Assignee:_____________________________________________
                  (Please Print)

Address:_________________________________________________

        -------------------------------------------------

Signature:____________________________________

Note: The above signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever, unless these Warrants have been assigned.

Signature Guaranteed:______________________

(Signature must be guaranteed by a bank or trust company having an office or correspondent in the United States or by a member firm of a registered securities exchange or the National Association of Securities Dealers, Inc.)


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Troop Meisinger Steuber & Pasich, llp

                                   ASSIGNMENT
                 (To be signed only upon assignment of Warrants)

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

                   (Name and Address of Assignee Must Be Printed or Typewritten)

                   -------------------------------------------

                   -------------------------------------------

                   -------------------------------------------

the within Warrants, hereby irrevocably constituting and appointing ____________________ Attorney to transfer said Warrants on the books of the Company, with all power of substitution in the premises.


Dated:_______________   ________________________________________________________
                        Signature of Registered Holder

Note: The signature on this assignment must correspond with the name as it appears upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatever.

Signature Guaranteed:____________________________

(Signature must be guaranteed by a bank or trust company having an office or correspondent in the United States or by a member firm of a registered securities exchange or the National Association of Securities Dealers, Inc.)


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Troop Meisinger Steuber & Pasich, llp